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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       March 1, 2005
                                                ----------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

        MISSOURI                        0-13880                43-1313242
(State of Incorporation)         (Commission File No.)        (IRS Employer
                                                            Identification No.)


201 Evans Lane, St. Louis, Missouri                                63121
(Address of principal executive officer)                        (Zip Code)


Registrant's telephone number including area code: (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item  8.01        Other Events

                  On March 1, 2005, Engineered Support Systems, Inc. issued a press release announcing the approval by the Company's Board of Directors of a 3-for-2 stock split, which will be made in the form of a 50% stock dividend. The additional shares will be distributed on April 15, 2005 to shareholders of record as of the close of business on March 15, 2005. A copy of that press release is filed as an exhibit to this report and is incorporated herein by reference.



Item  9.01        Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                   Description
                  --------------                   -----------

                       99            Press Release dated March 1, 2005,
                                     issued by Engineered Support Systems, Inc.




                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENGINEERED SUPPORT SYSTEMS, INC.


Date:      March 1, 2005              BY: /s/ Gary C. Gerhardt
     -------------------------            -------------------------------------
                                              Gary C. Gerhardt
                                              Vice Chairman and Chief Financial
                                                Officer




                                EXHIBIT INDEX


         Exhibit Number                     Description
         --------------                     -----------

              99 Press release dated March 1, 2005, issued by Engineered Support Systems, Inc.